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                                                                   EXHIBIT 23.02



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29,1999 relating to the financial statements and financial statement schedules, which appears in HNC Software Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


PricewaterhouseCoopers LLP




San Diego, California
October 15, 1999